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                                                                   EXHIBIT 10.21

                              AMENDMENT ONE TO THE
                              GENUINE PARTS COMPANY
                          SUPPLEMENTAL RETIREMENT PLAN

         THIS AMENDMENT to The Genuine Parts Company Supplemental Retirement Plan (the "Plan") is adopted by Genuine Parts Company (the "Company"), effective as of the date set forth herein.

                              W I T N E S S E T H:

         WHEREAS, the Company maintains the Plan, and such Plan is currently in effect; and

         WHEREAS, the Company desires to amend the Plan.

         NOW, THEREFORE, BE IT RESOLVED that the Plan is hereby amended as follows:

                                       1.

         Effective as of January 1, 2003, subparagraph (c) of Section 2.02 Additional Rules on Eligibility is revised to read as follows:

         "(c) A Key Employee shall be notified in writing by the Committee (or its designee) during the first calendar year of his or her eligibility to participate in the Plan. Unless notified in writing by the Committee (or its designee) as described in the preceding sentence, a Key Employee shall not be eligible to participate in the Plan. Furthermore, the Committee (or its designee) may prohibit any Key Employee from participating in the Plan during any subsequent calendar year(s) following his or her eligibility to participate by notifying such Key Employee in writing that his or her participation shall cease under the Plan."

                                * * * * * * * * *

         Except as amended herein, the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, the Pension and Benefits Committee has caused this Amendment to the Plan to be executed on the date shown below, but effective as of the date indicated above.

                                        PENSION AND BENEFITS COMMITTEE

                                        By: /s/ Frank M. Howard
                                            ---------------------------------
                                             Name:  Frank M. Howard
                                             Title: Vice President & Treasurer

                                        Date: October 27, 2003
Attest:

By: /s/ Linda Olvey
    --------------------------------
     Name:  Linda Olvey
     Title: Assistant

Date: October 27, 2003